UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2025

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE/27	New York Stock Exchange
2.875% Notes due 2029	PFE/29	New York Stock Exchange
3.250% Notes due 2032	PFE/32	New York Stock Exchange
3.875% Notes due 2037	PFE/37A	New York Stock Exchange
4.250% Notes due 2045	PFE/45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.
On December 16, 2025, Pfizer Inc. issued a press release that provided its full-year 2026 guidance and revised its full-year 2025 Revenue guidance while reaffirming all other components of its full-year 2025 financial guidance. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this “Item 7.01 – Regulation FD Disclosure”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or the Securities Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release of Pfizer Inc. dated December 16, 2025
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: December 16, 2025